Discontinued Operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Note 4 – Discontinued Operations
On December 31, 2011, we completed the tax-free spin-off of our 100 percent interest in WPX to our stockholders. (See Note 1 – Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies.)
The following table reflects summarized results of discontinued operations. The summarized results of discontinued operations for 2013 reflect an unfavorable ruling associated with our former Alaska refinery related to the Trans-Alaska Pipeline System Quality Bank. The summarized results of discontinued operations for 2012 primarily include a gain on reconsolidation following the sale of certain of our former Venezuela operations, whose facilities were expropriated by the Venezuelan government in May 2009. The summarized results of discontinued operations for 2011 reflect the results of operations of our former exploration and production business as discontinued operations.
Summarized Results of Discontinued Operations

	Years Ended December 31,
	2013	2012	2011
	(Millions)
Revenues	$—	$—	$3,997
Income (loss) from discontinued operations before gain on reconsolidation, impairments, and income taxes	$(15)	$(16)	$223
Gain on reconsolidation	—	144	—
Impairments	—	—	(755)
(Provision) benefit for income taxes	4	8	115
Income (loss) from discontinued operations	$(11)	$136	$(417)

Income (loss) from discontinued operations:
Attributable to noncontrolling interests	$—	$—	$10
Attributable to The Williams Companies, Inc.	$(11)	$136	$(427)
Revenues and Income (loss) from discontinued operations before gain on reconsolidation, impairments, and income taxes for 2011 primarily reflect the results of operations of our discontinued exploration and production business. Results for 2011 additionally include $42 million of transaction costs related to the spin-off.
Gain on reconsolidation for 2012 is related to our majority ownership in entities (the Wilpro entities) that owned and operated the El Furrial and PIGAP II gas compression facilities prior to their expropriation by the Venezuelan government in May 2009. We deconsolidated the Wilpro entities in 2009. In 2012, the El Furrial and PIGAP II assets were sold as part of a settlement related to the 2009 expropriation of these assets. Upon closing, the lenders that had provided financing for these operations were repaid in full, and the Wilpro entities received $98 million in cash and the right to receive quarterly cash installments of $15 million (receivable) plus interest through the first quarter of 2016.  Following the settlement and repayment in full of the lenders, we reestablished control and, therefore, reconsolidated the Wilpro entities and recognized the gain on reconsolidation. This gain reflected our share of the cash, including cash received in the settlement, and the estimated fair value of the receivable held by the Wilpro entities at the time of reconsolidation. (See Note 16 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.)
To determine the fair value of the receivable at the time of reconsolidation, we considered both quantitative (income) and qualitative (market) approaches. Under our quantitative approach, we calculated the net present value of a probability-weighted set of cash flows utilizing assumptions based on contractual terms, historical payment patterns by the counterparty under similar circumstances, our likelihood of using arbitration if the counterparty does not perform, and discount rates. Our qualitative analysis utilized information as to how similar notes might be valued. This analysis also reduced the value due to its limited marketability as the payment terms are embedded within the overall settlement agreement. Both analyses resulted in similar fair values. Ultimately we determined the fair value of the receivable to be $88 million at the time of reconsolidation, utilizing a probability-weighted cash flow analysis with a discount rate of approximately 12 percent and a probability of default ranging from 15 percent to 100 percent. Utilizing different assumptions regarding the collectability of the receivable and discount rates could have resulted in a materially different fair value.
Impairments in 2011 reflect $367 million and $180 million of impairments of capitalized costs of certain natural gas producing properties of our discontinued exploration and production business in the Powder River basin and the Barnett Shale, respectively, $29 million of write-downs to estimates of fair value less costs to sell the assets of our discontinued exploration and production business in the Arkoma basin, and an impairment of $179 million in connection with the spin-off of WPX to reflect the difference between the carrying value of our investment in WPX and the estimated fair value of WPX at the time of spin-off. (See further discussion below regarding the determination of the fair value of WPX.) These nonrecurring fair value measurements fell within Level 3 of the fair value hierarchy.
For our assessment of the carrying value of our natural gas producing properties, we utilized estimates of future cash flows, in certain cases including purchase offers received. Significant judgments and assumptions in these assessments include estimates of natural gas reserve quantities, estimates of future natural gas prices using a forward NYMEX curve adjusted for locational basis differentials, drilling plans, expected capital costs, and an applicable discount rate commensurate with risk of the underlying cash flow estimates.
(Provision) benefit for income taxes for 2011 includes a $26 million net tax benefit associated with the write-down of certain indebtedness related to our former power operations.
Impairment of our investment in WPX
In conjunction with accounting for the spin-off of WPX, we evaluated whether there was an indicator of impairment of the carrying value of the investment at the date of the spin-off. Because the market capitalization of WPX as determined by its closing stock price on December 30, 2011, pursuant to the “when issued” trading market was less than our investment in WPX, we determined that an indicator of impairment was present and conducted an evaluation of the fair value of our investment in WPX at the date of the spin-off.
To determine the fair value at the time of spin-off, we considered several valuation approaches to derive a range of fair value estimates. These included consideration of the “when issued” stock price at December 30, 2011, an income approach, and a market approach. While the “when issued” stock price approach utilized the most observable inputs of the three approaches, we noted that the short trading duration, low trading volumes, and lack of liquidity in the “when issued” market, among other factors, served to limit this input in being solely determinative of the fair value of WPX. As such, we also considered the other valuation approaches in estimating the overall fair value of WPX, though giving preferential weighting to the “when issued” stock price approach.
Key variables and assumptions included the application of a control premium of up to 30 percent to the December 30, 2011 “when issued” trading value based on transactions involving energy companies. For the income approach, we estimated the fair value of WPX using a discounted cash flow analysis of its oil and natural gas reserves, primarily adjusted for long-term debt. Implicit in this approach was the use of forward market prices and discount rates that considered the risk of the respective reserves. After-tax discount rates assumed to be used by market participants were an average of 11.25 percent for proved reserves, 13.25 percent to 15.25 percent for probable reserves, and 15.25 percent to 18.25 percent for possible reserves. For the market approach, we considered multiples of cash flows derived from the value of comparable companies utilizing their respective traded stock prices, adjusted for a control premium consistent with levels noted above. Using these methodologies, we computed a range of estimated fair values from $4.5 billion to $6.7 billion. After giving preferential weighting to the “when issued” valuation, we computed an estimated fair value of approximately $5.5 billion.
As a result of this evaluation, we recorded an impairment charge which is nondeductible for tax purposes. This amount served to reduce the investment basis of the net assets accounted for as a dividend upon the spin-off at December 31, 2011.
Energy Commodity Derivatives Gains and Losses
The following table presents pre-tax gains and losses for our former exploration and production business’ energy commodity derivatives.

	Year Ended December 31, 2011	Classification
	(Millions)
Designated as cash flow hedges:
Net gain (loss) recognized in other comprehensive income (loss) (effective portion)	$413	AOCI
Net gain (loss) reclassified from accumulated other comprehensive income (loss) into income (effective portion)	$332	Income (loss) from discontinued operations
Not designated as cash flow hedges:
Gain (loss) recognized in income	$30	Income (loss) from discontinued operations